CONSENT


     We consent to the inclusion in the registration statement of Venturi Technologies, Inc. on Form SB-2 of our Carpet Cleaning
System Analysis Interim Report dated September 19, 1997.


                                   COMBUSTION RESOURCES


                                   By: /s/ Craig Eatough


                                   Title: Senior Manager